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                            Prudential Balanced Fund

                       Supplement dated March 26, 1998 to
                       Prospectus dated November 25, 1997

    The following information supplements 'How the Fund is Managed--Manager' in the Prospectus:

    The Fund is managed by Warren E. Spitz, Jeffrey T. Rose, CFA and Barbara L. Kenworthy. Mr. Spitz determines the asset allocation of the Fund and manages a portion of the equity investments of the Fund; Mr. Rose manages the other equity portion of the Fund; Ms. Kenworthy manages the portion of the Fund invested in fixed-income securities. Mr. Spitz is a Managing Director of Prudential Investments (PI), a business group of The Prudential Investment Corporation, and has been employed by PI as a portfolio manager since 1987. Mr. Spitz also serves as the portfolio manager of Prudential Equity Income Fund since 1987 and Prudential Series Fund-Conservative Balanced Portfolio, Equity Income Portfolio and Flexible Managed Portfolio. Mr. Rose is a Vice President and portfolio manager of PI. He joined PI in June 1994 as an equity analyst. Prior thereto, he co-managed a portfolio of private debt and equity securities for Prudential Capital Group (May 1992-June 1994). He also serves as a portfolio manager of Gibraltar Advisor's Growth Portfolio. Ms. Kenworthy, a Managing Director of PI, has had responsibility for the day-to-day management of the bond portion of the Fund since July 1997. She also serves as a portfolio manager of Prudential Diversified Bond Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust (Short-Intermediate Term Series) and Prudential Mortgage Income Fund, Inc. and has over 20 years of investment management experience in both U.S. and foreign securities and investment grade and high yield bonds.

    Mr. Spitz utilizes a 'value' investing style in managing a portion of the equity investments of the Fund. Value investing is a disciplined approach that attempts to identify companies whose stock is selling at a discount from its perceived true worth. Mr. Spitz seeks to invest in companies that, in his view, have the potential to produce both above-average earnings and dividend growth over the long term. He seeks to invest in securities at prices that, in his view, are temporarily low relative to the company's earnings, assets, cash flow and dividends. In making his equity investments, Mr. Rose generally focuses on 'blue-chip' growth stocks with a potential for capital appreciation. He evaluates a company's earnings and balance sheet to find companies that, in his view, are leaders in their fields and have growth potential. With respect to fixed-income securities, Ms. Kenworthy generally focuses on issues with a potential for total return, selecting securities that, in her opinion, compare favorably in terms of price and yield relative to maturity.

MF134C-1 (3/26/98)